Chase Home Lending Mortgage Trust 2023-RPL2 ABS-15G

 Exhibit 99.1

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third party due diligence services

Legal Name:	AMC Diligence, LLC
Business Name (if Different):
Principal Business Address:	150 East 52nd Street, Suite 4002, New York, NY 10022

Item 2: Identity of the person who paid the person to provide due diligence services
Legal Name:	JPMorgan Chase Bank N.A.
Business Name (If f Different):
Principal Business Address:	383 Madison Avenue, 8th Floor New York, NY 10179

Item 3: Credit rating criteria

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2020
Fitch Ratings, Inc.	U.S. RMBS Rating Criteria, April 18, 2022

Item 4: Description of the due diligence performed

See attached.

Item 5: Summary of findings and conclusions of review

See attached.

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CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1: AMC Diligence, LLC

By:	Stephanie Morales

Signature:	/s/ Stephanie Morales

Date:	09/11/2023

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Item 4: Description of the due diligence performed

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on conforming and non-conforming residential mortgages acquired from various parties. The review was conducted on behalf of JPMorgan Chase Bank N.A. (“Client”) during multiple transactions via files imaged and provided by JPMorgan Chase Bank, National Association for review (the “Review”).

The loans in the Review carried origination dates between March 1987 and April 2013.

(2) Sample size of the assets reviewed.

The Review was conducted on five hundred twenty (520) mortgage loans with an aggregate original principal balance of approximately $152.651 million.

The mortgage loan review sample was broken down into the following review scopes:

■“Compliance Review”: 520 mortgage loans

■“Payment History Review”: 520 mortgage loans

■“Servicing Comment Review”: 520 mortgage loans

■“Title Review”: 663 mortgage loans

(3) Determination of the sample size and computation.

AMC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	Interest Only	Original LTV
Borrower First Name	Interest Only Period Expiration Date	Property Type
Borrower Last Name	LTV Valuation Value	Purpose
City	Note Date	Refi Purpose
Coborrower First Name	Occupancy	Street
Coborrower Last Name	Original Loan Amount	Zip

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, and (iv) that social security numbers across documents were consistent.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

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Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (520 Mortgage Loans)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

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i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii) confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

■	Initial application (1003);
■	Final application (1003);
■	Note;
■	Appraisal;
■	Sales contract;
■	Title/Preliminary Title;
■	Initial TIL;
■	Final TIL;
■	Final HUD-1;

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■	Initial and final GFE’s;
■	Right of Rescission Disclosure;
■	Mortgage/Deed of Trust;
■	Mortgage Insurance;
■	Tangible Net Benefit Disclosure;
■	FACTA disclosures; and
■	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

Collection Comment Review: AMC performed a collection comment review utilizing individual mortgage loan collection comments provided by the servicers in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicers. Using the MBA methodology, AMC created a payment string using a 36 month look back period for each mortgage loan within the payment history population.

Title Review

As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

(9) Disclaimer

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

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Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

Item 5. Summary of findings and conclusions of review

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc. (“DBRS”) and Fitch Ratings, Inc. (“Fitch”).

OVERALL REVIEW RESULTS SUMMARY

There were five hundred twenty (520) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable DBRS and Fitch NRSRO grading criteria, four hundred ninety-one (491) had a Compliance Review “B” grade or higher, fourteen (14) had a Compliance Review “C” grade and fifteen (15) had a Compliance Review “D” grade.

Exception Type	Final Exception Rating	Exception Category	Total

Compliance	D	Missing, Incorrect, or Incomplete HUD-1	15
		Total Compliance Grade (D) Exceptions:	15
	C	State Defect	13
		Federal Defect	3
		Missing Application Date	2
		Total Compliance Grade (C) Exceptions:	18
	B	Missing Application Date	349
		TILA	330
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	96
		RESPA	80
		Missing, Incorrect, or Incomplete GFE	71
		State Defect	63
		FACTA	56
		Final TIL Estimated	41
		Missing, Incorrect, or Incomplete Final TIL	28
		Misc. State Level	26
		State Late Charge	26
		Missing Non-Required Data	22
		Missing Disclosure	18
		Loan Package Documentation	12
		Missing Required Data (other than HUD-1 or Note)	6
		LTV Test	3
		TIL-MDIA	2
		FHA	1
		Safe Act	1
		Total Compliance Grade (B) Exceptions:	1,231
Total Compliance Exceptions:			1,264

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COMPLIANCE RESULTS SUMMARY

Of the five hundred twenty (520) loans reviewed, four hundred ninety-one (491) had a Compliance Review “B” grade or higher, fourteen (14) had a Compliance Review “C” grade and fifteen (15) had a Compliance Review “D” grade.

Final Grade	# of Loans	% of Loans
A	49	9.42%
B	442	85.00%
C	14	2.69%
D	15	2.89%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the five hundred twenty (520) mortgage loans reviewed, four hundred twenty-four (424) (81.54%) mortgage loans had tape discrepancies across eighteen (18) unique data fields. The most common tape discrepancies were Interest Only Period Expiration Date (100.00%), Interest Only (47.50%) and Street (20.00%).

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	5	520	0.96%	520
Borrower First Name	28	520	5.38%	520
Borrower Last Name	29	520	5.58%	520
City	21	520	4.04%	520
Coborrower First Name	6	166	3.61%	520
Coborrower Last Name	8	166	4.82%	520
Interest Only	247	520	47.50%	520
Interest Only Period Expiration Date	77	77	100.00%	520
Lien Position	0	520	0.00%	520
LTV Valuation Value	29	520	5.58%	520
Note Date	27	520	5.19%	520
Occupancy	21	520	4.04%	520
Original Loan Amount	2	520	0.38%	520
Original LTV	29	520	5.58%	520
Property Type	72	520	13.85%	520
Purpose	9	520	1.73%	520
Refi Purpose	71	357	19.89%	520
State	0	520	0.00%	520
Street	104	520	20.00%	520
Zip	10	520	1.92%	520
Total	795	9,086	8.75%	520

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PAYMENT HISTORY REVIEW SUMMARY (520 Mortgage Loans)

A Payment History Review was conducted on 520 mortgage loans of which all five hundred twenty (520) had complete pay history strings (100%). Of these mortgage loans, two hundred eighty-two (282) (54.23%) had no delinquencies during the lookback period and two hundred thirty-eight (238) mortgage loans (45.77%) showed evidence of one or more delinquencies during the lookback period. data.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	282	54.23%
Delinquency, No Missing Data	238	45.77%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	520	100.00%

COLLECTION COMMENT REVIEW SUMMARY (520 Mortgage Loans)

AMC conducted a Collection Comment Review on five hundred twenty (520) mortgage loans. Of the mortgage loans subject to the collection comment review, five hundred twenty (520) mortgage loans (100.00%) triggered an EV1 or EV2 exception level and zero (0) triggered an EV3 exception level.

Servicing Review Grade	Loan Count	% of Loans
1	494	95.00%
2	26	5.00%
3	0	0.00%
Total	520	100.00%

SitusAMC TITLE REVIEW SUMMARY (663 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 663 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

•	Except with respect to 3 mortgage loan files, there are no potential issues concerning origination deed vesting. With respect to the 3 mortgage loan files, all the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
•	Except with respect to 19 Association Liens across 14 mortgage loan files, no unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.
•	Except with respect to 63 Municipal Liens across 31 mortgage loan files, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
•	No unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
•	Except with respect to 14 Prior Liens across 10 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 14 Prior Liens across 10 mortgage loan files, all 14 Prior Liens were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
•	Except with respect to 53 Prior Mortgages across 46 mortgage loan files which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 53 Prior Mortgages across 46 mortgage loan files, 3 Prior Mortgages were not able to be mitigated as the mortgage loan file did not contain a Title Policy, 2 Prior Mortgages were not able to be mitigated as the mortgage loan file contained a Title Policy on which there is a stated exception which explicitly precludes coverage, and 48 Prior Mortgages were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.

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•	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL LOAN POPULATION SUMMARY*

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	178	34.23%	$37,002,267.68	24.24%
Adjustable	342	65.77%	$115,648,419.00	75.76%
Total	520	100.00%	$152,650,686.68	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	520	100.00%	$152,650,686.68	100.00%
Total	520	100.00%	$152,650,686.68	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	183	35.19%	$52,806,742.00	34.59%
Cash Out: Other/Multi-purpose/Unknown Purpose	92	17.69%	$27,677,427.68	18.13%
First Time Home Purchase	78	15.00%	$18,277,562.00	11.97%
Other-than-first-time Home Purchase	86	16.54%	$29,219,084.00	19.14%
Rate/Term Refinance - Lender Initiated	4	0.77%	$878,000.00	0.58%
Rate/Term Refinance - Borrower Initiated	77	14.81%	$23,791,871.00	15.59%
Total	520	100.00%	$152,650,686.68	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	7	1.35%	$817,250.00	0.54%
121-180 Months	5	0.96%	$540,500.00	0.35%
181-240 Months	6	1.15%	$610,622.68	0.40%
241-360 Months	466	89.62%	$135,555,605.00	88.80%
361+ Months	36	6.92%	$15,126,709.00	9.91%
Total	520	100.00%	$152,650,686.68	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	346	66.54%	$101,439,855.68	66.45%
Co-op	1	0.19%	$78,300.00	0.05%
Condo, Low Rise	41	7.88%	$9,994,590.00	6.55%
Condo, High Rise	5	0.96%	$1,880,400.00	1.23%
PUD	54	10.38%	$17,398,793.00	11.40%
Townhouse	1	0.19%	$65,700.00	0.04%
Single-wide Manufactured Housing	5	0.96%	$715,416.00	0.47%
1 Family Attached	13	2.50%	$1,782,440.00	1.17%
2 Family	36	6.92%	$13,344,986.00	8.74%
3 Family	9	1.73%	$2,831,150.00	1.85%
4 Family	5	0.96%	$2,431,200.00	1.59%
Land	1	0.19%	$101,500.00	0.07%
Unavailable	3	0.58%	$586,356.00	0.38%
Total	520	100.00%	$152,650,686.68	100.00%

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Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	464	89.23%	$141,523,691.68	92.71%
Investment	50	9.62%	$10,199,096.00	6.68%
Second Home	6	1.15%	$927,899.00	0.61%
Total	520	100.00%	$152,650,686.68	100.00%

Compliance Reg	Loan Count	% of Loans	Original Balance	% of Balance
Pre2010 (A)	47	9.04%	$10,355,904.00	6.78%
Pre2010 (B)	440	84.62%	$133,777,107.68	87.64%
Pre2010 (C)	14	2.69%	$2,367,165.00	1.55%
PreTRID (A)	2	0.38%	$558,396.00	0.37%
PreTRID (B)	2	0.38%	$350,294.00	0.23%
Unknown	15	2.88%	$5,241,820.00	3.43%
Total	520	100.00%	$152,650,686.68	100.00%

*Tables may not add to 100% due to rounding.

EXCEPTION DETAIL

The exception summary below ties to the total number of B, C and D exceptions for the population included in the Review. Some mortgage loans may be listed multiple times if they carried multiple exception categories even if those categories were within the same general exception category (ex. Disclosures and RESPA Tolerance within Compliance).

DBRS and Fitch Exceptions	# of Loans	Grade Impact	Exception Type
Missing, Incorrect, or Incomplete HUD-1	15	D	Compliance
State Defect	13	C	Compliance
Federal Defect	3	C	Compliance
Missing Application Date	2	C	Compliance
Missing Application Date	349	B	Compliance
TILA	330	B	Compliance
TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	96	B	Compliance
RESPA	80	B	Compliance
Missing, Incorrect, or Incomplete GFE	71	B	Compliance
State Defect	63	B	Compliance
FACTA	56	B	Compliance
Final TIL Estimated	41	B	Compliance
Missing, Incorrect, or Incomplete Final TIL	28	B	Compliance
Misc. State Level	26	B	Compliance
State Late Charge	26	B	Compliance
Missing Non-Required Data	22	B	Compliance
Missing Disclosure	18	B	Compliance
Loan Package Documentation	12	B	Compliance
Missing Required Data (other than HUD-1 or Note)	6	B	Compliance
LTV Test	3	B	Compliance
TIL-MDIA	2	B	Compliance
FHA	1	B	Compliance
Safe Act	1	B	Compliance

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